                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (File No. 33-43810 and 33-44803).

ARTHUR ANDERSEN LLP

West Palm Beach, Florida,
June 19, 1998.

                                       39